UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2013

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Rogers Street, Cambridge, MA 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 11, 2013, Pegasystems Inc., a Massachusetts corporation (“Pegasystems” or the “Company”), filed a Current Report on Form 8-K to report it had entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Pegasystems, Aries Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pegasystems, Antenna Software, Inc., a Delaware corporation, and Stockholder Representative Services LLC, solely in its capacity as representative of the Stockholders thereunder. On October 11, 2013, Pegasystems issued a press release announcing that it had entered into the Merger Agreement and consummated the Merger, which press release is included as Exhibit 99.1 to this Current Report on Form 8-K/A.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Pegasystems on October 11, 2013 solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Antenna Software, Inc. as of December 31, 2012 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Antenna Software, Inc. for the quarterly period ended September 30, 2013 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information with respect to the transaction described above is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Pegasystems Inc., Aries Merger Sub, Inc., Antenna Software, Inc. and Shareholder Representative Services LLC, solely in its capacity as representative of the Stockholders thereunder (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Pegasystems Inc. on October 11, 2013)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

99.1	Press Release of Pegasystems Inc., dated October 11, 2013 (Incorporated by reference to Exhibit 99.1 to the Form 8-K filed by Pegasystems Inc. on October 11, 2013)

99.2	Audited consolidated financial statements of Antenna Software, Inc. as of December 31, 2012

99.3	Unaudited condensed consolidated financial statements of Antenna Software, Inc. for the quarterly period ended September 30, 2013

99.4	Unaudited pro forma condensed combined consolidated financial information of Pegasystems Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: December 24, 2013	By:	/s/ Efstathios Kouninis
Efstathios Kouninis

Vice President of Finance and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 9, 2013, by and among Pegasystems Inc., Aries Merger Sub, Inc., Antenna Software, Inc. and Shareholder Representative Services LLC, solely in its capacity as representative of the Stockholders thereunder (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Pegasystems Inc. on October 11, 2013)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

99.1	Press Release of Pegasystems Inc., dated October 11, 2013 (Incorporated by reference to Exhibit 99.1 to the Form 8-K filed by Pegasystems Inc. on October 11, 2013)

99.2	Audited consolidated financial statements of Antenna Software, Inc. as of December 31, 2012

99.3	Unaudited condensed consolidated financial statements of Antenna Software, Inc. for the quarterly period ended September 30, 2013

99.4	Unaudited pro forma condensed combined consolidated financial information of Pegasystems Inc.